Exhibit 99.1

IP Strategy Launches Validator Infrastructure, Establishing New Line of Revenue

New Validator Performance Achieves $1.5M in Staking $IP Token Rewards in First Two Weeks of Operation

Gig Harbor, WA – [Thursday, October 2, 2025] – IP Strategy (Nasdaq: IPST) (the “Company”), the first company to adopt a treasury reserve policy centered on the $IP token, today announced the official launch of its validator business on the Story Network. The validator business provides IP Strategy with an attractive new source of potential high-growth recurring revenue and strengthens its position as both a participant in and supporter of the programmable IP economy.

By building its own validator infrastructure, IP Strategy can stake $IP tokens directly without paying third-party fees while maintaining complete control over security and performance. After just two weeks of testing, starting September 6, 2025, and going live on September 18, 2025, the Company has self-staked 43.5 million unlocked $IP tokens and earned nearly 165,000 $IP tokens in validator rewards, worth approximately $1.5M[1].

IP Strategy’s validator business is expected to be highly profitable to the Company: staking its current 43.5 million unlocked $IP tokens at an estimated blended yield of approximately 6% has the potential to generate an estimated 3.2 million $IP tokens annually if the estimated blended yield remains the same. This would equate to approximately $28.5 million in illustrative potential annualized revenues[2], accompanied by an estimated fixed cost basis of $400,000–$500,000. With gross margins estimated to be above 95%, the self-staking validator business provides a scalable, recurring revenue stream that is expected to strengthen IP Strategy’s balance sheet and position the Company to capture additional growth as staking participation expands.

In addition to staking its own treasury assets through this new validator business, IP Strategy has begun onboarding third-party participants who stake their $IP tokens on IP Strategy’s validator. The Company will earn commissions on these deposits, creating another recurring and scalable revenue stream.

The Company expects to expand its staking activity significantly in the months ahead and plans to provide regular updates as additional $IP tokens and revenues are earned through its validator infrastructure.

What is a validator business? In proof-of-stake blockchains such as the Story Network, validators are responsible for securing the network, confirming transactions, and maintaining uptime. In return, validators earn token rewards. Running a validator business enables IP Strategy to not only generate yield on its own $IP token holdings but also potentially attract additional staking from other $IP token holders who seek reliable infrastructure. This positions IP Strategy at the center of the Story Network’s economic activity, with a business model that aligns long-term $IP token value growth with stockholder value creation.

“Launching the validator business demonstrates how IP Strategy is evolving from simply holding $IP as a reserve asset to actively generating recurring revenue from it,” said Seung Yoon “SY” Lee, CEO and Co-Founder of PIP Labs and Chairman of the IP Strategy Advisory Board. “With leading infrastructure and security, we’re well-positioned to become the preferred validator for institutions and third parties participating in the Story Network. This business adds a sustainable, attractive revenue stream while deepening our alignment with the programmable IP economy in the age of AI.”
The validator launch follows IP Strategy’s transition to a digital asset treasury strategy, which added more than 53.2 million $IP tokens to the balance sheet and eliminated all senior secured debt. Taken together, these steps strengthen IP Strategy’s financial position and broaden its growth opportunities, providing equity investors with direct access to the $80 trillion programmable intellectual property economy through a transparent, regulated equity structure.

About IP Strategy
IP Strategy (Nasdaq: IPST) is the first Nasdaq-listed company to hold $IP tokens as a primary reserve asset. Through this strategy, IP Strategy offers public market investors broad exposure to the $80 trillion programmable intellectual property economy in a regulated equity format. The Company’s treasury reserve of $IP tokens provides direct participation in the Story blockchain ecosystem, which enables on-chain registration, licensing, and monetization of intellectual property. IP Strategy hosts a public dashboard showing its $IP tokens owned, market cap, NAV, and mNAV metrics for interested investors here: https://ipstrategy.co/treasury-dashboard.

Heritage Distilling Holding Company, Inc. is the registered corporate name of IP Strategy.

Forward-Looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this press release that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, the potential for the Company’s validator business to be a source of recurring revenue, the Company’s position as both a participant in and supporter of the programmable IP economy, the Company’s ability to maintain complete control over security and performance of its $IP tokens, the expected profitability and gross margins for the Company’s validator business, the expected yield for the Company’s staked $IP tokens, the illustrative potential annualized revenues for the Company's validator business, the estimated fixed cost basis for the validator business, the Company’s balance sheet and growth prospects, future arrangements with third parties that may stake their $IP tokens on IP Strategy’s validator and any commissions to be earned thereon, the future expansion of the Company’s validator and staking activities and the Company’s plans to provide regular updates as additional $IP tokens and revenues are earned through its validator infrastructure.

Any forward-looking statements in this press release are based on IP Strategy’s current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Company’s digital asset treasury strategy and validator operations, the value of $IP tokens and $IP token price volatility, the legal, commercial, regulatory and technical uncertainty regarding digital assets generally, the treatment of crypto assets for U.S. and foreign tax purposes, expectations with respect to future performance, growth and anticipated acquisitions, any correlation between the Company’s stock price and the price of $IP tokens, the ability of the Company to execute on its treasury reserve and validator business plans, the Company’s yield and capital management strategies and $IP’s potential. These and other risks concerning IP Strategy’s programs and operations are described in additional detail in its registration statement on Form S-1 filed with the SEC on August 26, 2025, its latest annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and annual reports on Form 10-K, and any other subsequent filings with the SEC, as well as the supplemental risk factors included in Addendum A to the form of Subscription Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2025.

IP Strategy explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

In addition, the estimated amount of $IP tokens to be generated annually through validator and staking activities, the estimated yield, the illustrative potential annualized revenues and the estimated fixed costs basis and estimated gross margins presented herein are provided solely for illustrative purposes only and not a guarantee or forecast of future results. These estimates are dependent on a number of factors which would change any actual results or gross revenues that may be realized, including but not limited to $IP token price volatility, staking participation, validator up-time, the number of other validators or staked $IP tokens the Company competes with in the network, the overall demand for validating services of the $IP token, the overall demand and operational dynamics of the Story $IP token blockchain, other network and market dynamics and any changes to the accounting analysis or accounting treatment for $IP tokens and $IP token rewards.

Investor Contact
(800) 595-3550
ir@ipstrategy.co

[1] $1.5M based on the September 30, 2025 closing price of $8.91 per $IP token (CoinMarketCap).” — Source: CoinMarketCap “Story (IP) Price — Live Price & Market Cap” snapshot on September 30, 2025
[2] Illustrative potential annual revenues are based on full year estimates using the initial 165,000 tokens earned in the partial month of September’s operations and assumes all 53.2 million $IP tokens owed are eventually staked in the validator and uses the September 30, 2025 closing price of $8.91 per $IP token (source: CoinMarketCap) with all other factors remaining unchanged. A change in network dynamics, yields, network demands, validator competition and other factors could result in different results on an actual full year basis.